SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 17, 2007

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

155 Morristown Road
Bernardsville, New Jersey		07924
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code  (908) 221-0100

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2007, the Board of Directors of the Registrant approved changes to the Registrant’s By-laws, which are attached hereto as Exhibit 3(ii) and incorporated herein by reference.  A new paragraph 8.3 to Section 8 was added to the Bylaws to clarify that the issuance and transfer of common shares and other securities of the Registrant may be made electronically through the Direct Registration System, or an equivalent system, whereby investors receive an account statement setting forth their ownership rather than a physical certificate.  Provisions were also added to Section 3.1 governing the process by which nominations and other proposals may be made by stockholders.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of Somerset Hills Bancorp

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERSET HILLS BANCORP
(Registrant)

Dated: December 19, 2007	By:	/s/ Gerard Riker
GERARD RIKER
Executive Vice President
and Chief Financial Officer

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EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description	Page

3(ii)	Amended and Restated Bylaws of Somerset Hills Bancorp	5-17

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